EXHIBIT 99.3

ELLISLAB, INC.

INDEX TO FINANCIAL STATEMENTS

Unaudited Condensed Financial Statements of Ellis Lab, Inc.

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ELLISLAB, INC.

CONDENSED BALANCE SHEETS

	September 30, 2018	December 31, 2017
	(Unaudited)
ASSETS
Current assets:
Cash	$16,357	$54,486
Prepaid expenses	8,654	7,476
Total current assets	25,011	61,962

Property and equipment, net	4,661	6,416

Total assets	$29,672	$68,378

LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$68,298	$44,903
Deferred revenue	4,016	4,076
Total current liabilities	72,314	48,979

Total liabilities	72,314	48,979

Commitments and contingencies

Stockholder’s equity (deficit):
Common stock; no par value, 1,000,000 shares authorized, 90,000 shares issued and outstanding	115	115
Retained earnings	(42,757)	19,284
Total stockholder’s equity (deficit)	(42,642)	19,399

Total liabilities and stockholder’s equity (deficit)	$29,672	$68,378

The accompanying notes are an integral part of the condensed financial statements

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ELLISLAB, INC.

CONDENSED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Nine Months Ended September 30,
	2018	2017

Revenues:
Software sales	$483,152	$507,175
Commissions	53,014	95,341

Total revenues	536,166	602,516

Operating costs and expenses:
Selling, general and administrative expenses	524,534	522,680
Depreciation expense	1,755	1,691

Total operating costs and expenses	526,289	524,371

Income from operations	9,877	78,145

Other expense:
Interest expense, net	(2,885)	(4,565)

Total other expense	(2,885)	(1,890)

Income before income taxes	6,992	73,580
Provision for income taxes	-	-

Net income	$6,992	$73,580

Weighted average number of common shares outstanding – basic and diluted	90,000	90,000

Income per common share – basic and diluted	$0.08	$0.82

The accompanying notes are an integral part of the condensed financial statements

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ELLISLAB, INC.

CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended September 30,
	2018	2017
Cash flows from operating activities:
Net income	$6,992	$73,580
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	1,755	1,691
Changes in operating assets and liabilities:
Prepaid expenses	(1,178)	(489)
Accounts payable	23,395	(22,584)
Deferred revenue	(60)	270

Net cash provided by operating activities:	30,904	52,468

Cash flows from investing activities:	-	-

Cash flows from financing activities:
Distributions	(69,033)	(94,111)

Net cash used by financing activities	(69,033)	(94,111)

Net decrease in cash	(38,129)	(41,643)
Cash at the beginning of the period	54,486	77,813

Cash at the end of the period	$16,357	$36,170

Supplemental disclosure:	$-	$-
Cash paid for income taxes
Cash paid for interest	$2,885	$1,890

The accompanying notes are an integral part of the condensed financial statements

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ELLISLAB, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

Nine Months Ended September 30, 2018 and 2017

(UNAUDITED)

NOTE 1 – THE COMPANY AND NATURE OF BUSINESS

EllisLab, Inc. (the “Company”) was incorporated in the state of Oregon on November 6, 2003 as pMachine, Inc. and elected S Corporation status for income tax purposes. On January 4, 2007, the name of the Company was changed to EllisLab, Inc. The Company builds software for web professionals and provides related support services.

Effective November 30, 2018, the Company merged with EllisLab Corp., a wholly-owned subsidiary of Digital Locations, Inc., a public company. See Note 9.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and in accordance with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the condensed financial statements contain all material adjustments, consisting only of normal recurring adjustments necessary to present fairly the financial condition, results of operations, and cash flows of the Company for the interim periods presented.

The results for the period ended September 30, 2018 are not necessarily indicative of the results of operations for the full year.

Revenue Recognition

The Company’s revenues are derived primarily from the sale of its software application that customers purchase via the Company’s online store. Additionally, the Company sells monthly tech support subscriptions and receives commissions for hosting services. Sales are processed using a real-time payment processing company. Revenue from product sales is recorded net of processing costs.

The Company recognizes revenues in accordance with ASC 605, Revenue Recognition. Revenue is recognized when: (i) persuasive evidence of a sales arrangement exists, (ii) the sales terms are fixed or determinable, (iii) title and risk of loss have transferred, and (iv) collectability is reasonably assured. Amounts collected from customers for support subscriptions with a contract life of one month or greater are recorded as deferred revenue and recognized over the life of the contract.

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents. The Company places its cash and cash equivalents with large commercial banks. The Federal Deposit Insurance Corporation (“FDIC”) insures these balances, up to $250,000. All of the Company’s cash balances at September 30, 2018 and December 31, 2017 were insured. At September 30, 2018 and December 31, 2017 there were no cash equivalents.

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Prepaid Expenses

Insurance premiums paid in advance of the policy coverage period are recorded as prepaid expenses and expensed over the policy coverage period.

Property and Equipment

The Company’s property and equipment is stated at cost, and is depreciated using the straight-line method over the estimated useful life of the related asset as follows:

Computer equipment	5 years
Office furniture and equipment	7 years

Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments will be capitalized. At the time of retirement or other disposition of equipment, the cost and accumulated depreciation will be removed from the accounts and the resulting gain or loss, if any, will be reflected in operations.

The Company assesses the recoverability of property and equipment by determining whether the depreciation and amortization of these assets over their remaining life can be recovered through projected undiscounted future cash flows. The amount of equipment impairment, if any, will be measured based on fair value and is charged to operations in the period in which such impairment is determined by management.

Concentrations of Credit Risk, Major Customers and Major Vendors

The Company’s customers are the end-consumers that purchase its products from the Company’s online store. Therefore, the Company does not have any individual customers that represent any more than a fraction of its revenue.

Income Taxes

The Company has elected S Corporation status for income tax reporting. The Company, therefore is not subject to income taxes because its income is taxed directly to its owner.

Income per Common Share

The computation of basic earnings per common share is based on the weighted average number of shares outstanding during the period. The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the period plus the weighted average common stock equivalents which would arise from the exercise of stock options, warrants or other equity rights during the period.

For the nine months ended September 30, 2018 and 2017, the diluted weighted average number of shares is the same as the basic weighted average number of shares as the Company does not have any common stock equivalents.

Fair Value of Financial Instruments

In accordance with current accounting standards, certain assets and liabilities must be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The standard outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. ASC 820 requires that certain assets and liabilities must be measured at fair value, and the standard details the disclosures that are required for items measured at fair value. The Company had no assets and liabilities required to be measured on a recurring basis at September 30, 2018 and December 31, 2017.

Cash, prepaid expenses, accounts payable and deferred revenue reported on the Company’s balance sheets are estimated by management to approximate fair market value due to their short-term nature.

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Use of Estimates

The preparation of financial statements and related disclosures in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Company’s management to make judgments, assumptions and estimates that affect the amounts reported in its financial statements and accompanying notes. Management bases its estimates on historical experience and on various other assumptions it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates and these differences may be material.

Research and Development Costs

The Company charges costs related to research and development of products to selling, general and administrative expense as incurred. The types of costs included in research and development expenses include research materials, salaries, contractor fees, and support materials.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers and has subsequently issued a number of amendments to ASU 2014-09. The new standard, as amended, provides a single comprehensive model to be used in the accounting for revenue arising from contracts with customers and supersedes current revenue recognition guidance, including industry-specific guidance. The standard’s stated core principle is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve this core principle, ASU 2014-09 includes provisions within a five-step model that includes identifying the contract with a customer, identifying the performance obligations in the contract, determining the transaction price, allocating the transaction price to the performance obligations, and recognizing revenue when, or as, an entity satisfies a performance obligation. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The new standard will be effective for the Company effective with its merger in November 2018 and permits two methods of adoption: the full retrospective method, which requires the standard to be applied to each prior period presented, or the modified retrospective method, which requires the cumulative effect of adoption to be recognized as an adjustment to opening retained earnings in the period of adoption. The Company is currently unable to determine the impact on its financial statements of the adoption of this new accounting pronouncement.

Although there are several other new accounting pronouncements issued or proposed by the FASB, which the Company has adopted or will adopt, as applicable, the Company does not believe any of these accounting pronouncements has had or will have a material impact on its financial position or results of operations.

NOTE 3 – GOING CONCERN UNCERTAINTY

Effective November 30, 2018, the Company merged with EllisLab Corp., a wholly-owned subsidiary of Digital Locations, Inc., a public company (see Note 9). The uncertainties surrounding the successful implementation of the merger, including obtaining sufficient financing moving forward, and the Company’s ability to successfully execute its current business plan, raise substantial doubt about the Company’s ability to continue as a going concern.

The accompanying financial statements have been prepared in conformity with U.S. GAAP, which contemplate continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The ability of the Company to reach a successful level of operations is dependent on the execution of management's plans, which include the raising of capital through the debt and/or equity markets, until such time that funds provided by operations are sufficient to fund working capital requirements. If the Company were not to continue as a going concern, it would likely not be able to realize its assets at values comparable to the carrying value or the fair value estimates reflected in the balances set out in the preparation of the financial statements.

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There can be no assurances that the Company will be successful in attaining a profitable level of operations or in generating additional cash from the equity/debt markets or other sources fund its operations. The financial statements do not include any adjustments relating to the recoverability of assets and classification of assets and liabilities that might be necessary. Should the Company not be successful in its business plan or in obtaining the necessary financing to fund its operations, the Company would need to curtail certain or all operational activities and/or contemplate the sale of its assets, if necessary.

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	September 30, 2018	December 31, 2017

Computer equipment	$37,302	$37,302
Office furniture and equipment	7,292	7,292
Total	44,594	44,594
Less accumulated depreciation	(39,933)	(38,178)

Net	$4,661	$6,416

Depreciation expense was $1,755 and $1,691 for the nine months ended September 30, 2018 and 2017, respectively.

NOTE 5 – STOCKHOLDERS’ EQUITY (DEFICIT)

The Company is authorized to issue one class of shares to be designated as common shares. The total number of shares of common stock the Company has authority to issue is 1,000,000, with no par value.

The Company had 90,000 shares of its common stock issued and outstanding as of September 30, 2018 and December 31, 2017.

The Company did not issue any shares of its common stock during the nine months ended September 30, 2018 and 2017.

NOTE 6 – STOCK OPTIONS

The Company granted stock options to its Chief Executive Officer in May 2011. Option activity for the nine months ended September 30, 2018:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contract Term (Years)	Aggregate Intrinsic Value

Outstanding at December 31, 2017	10,275	$51.11	3.33	$-
Granted	-	$-
Exercised	-	$-
Forfeited or expired	-	$-

Outstanding and exercisable at September 30, 2018	10,275	$51.11	2.59	$-

In connection with the merger discussed in Note 9, the stock options were cancelled and replaced with stock options of the public parent company.

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NOTE 7 – RELATED PARTY TRANSACTIONS

The common shares of the Company are owned 100% by Rick Ellis, who serves as President. Distributions paid to Mr. Ellis totaled $69,033 and $94,111 during the nine months ended September 30, 2018 and 2017, respectively.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, the Company may be involved in litigation relating to claims arising out of our operations in the normal course of business. As of the date of filing of this report, there was no pending or threatened litigation against the Company.

Leases

The Company does not have any material operating leases for the rent of office space or equipment.

NOTE 9 – SUBSEQUENT EVENTS

Management has evaluated subsequent events according to the requirements of ASC TOPIC 855, and has reported the following:

Agreement and Plan of Merger with EllisLab Corp. and EllisLab, Inc.

On November 30, 2018, Digital Locations, Inc., a Nevada public corporation (“Digital Locations”), entered into an Agreement and Plan of Merger with the Company, Rick Ellis (“Ellis”), and EllisLab Corp., a newly formed Nevada corporation and wholly owned subsidiary of Digital Locations, pursuant to which the Company merged with and into EllisLab Corp. Pursuant to the terms of the Plan of Merger, Ellis received 36,000 shares of the Digital Location’s newly designated Series C Convertible Preferred, with a stated value of $100 per share, in exchange for the cancellation of all common shares of the Company owned by Ellis, which shares represented 100% of the issued and outstanding capital stock of the Company. The separate legal existence of the Company ceased, and EllisLab Corp. became the surviving company.

Pursuant to the Merger, Ellis has agreed to a covenant not to compete for a period of 2 years following the effective date of the Merger (the “Non-Competition Period”). Ellis further agreed that during the Non-Competition Period, he will not directly or indirectly solicit or agree to service for his benefit or the benefit of any third-party, any of the Company’s, Digital Locations, or EllisLab Corp. customers.

Pursuant to the Merger, during the period beginning on the effective date and ending on the 24 month anniversary thereof, Ellis will not directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell, or otherwise transfer or dispose of, any portion of the Series C preferred shares, or any shares of the Company’s common stock underlying the preferred, beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934.

Each of the parties to the Plan of Merger has made customary representations and warranties in the Plan of Merger.

Option Agreement

On November 30, 2018, in connection with and pursuant to Merger, Digital Locations entered into a Nonstatutory Stock Option Agreement (the “Option Agreement”) with Derek Jones, the Company’s CEO, (the “Optionee”), whereby the Company issued to the Optionee an option to purchase 100,000,000 shares of the Common stock of the Company, at an exercise price of $0.005, in exchange for his surrender of an option to purchase shares of outstanding common stock of the Company. The option is vested but may not be exercised for 2 years from the date of the Merger Agreement. The option contains a blocker that prevents the Optionee from exercising the Option if such exercise would result in beneficial ownership of more than 4.99% of the outstanding shares of Digital Location’s stock, without at least 61 days of prior notice.

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